WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2009

The information below replaces similar disclosure under “William Blair Income Fund – Additional Strategies” in the Investment Objectives and Principal Investment Strategies section of the Fund’s Prospectuses.

Up to 10% of the Fund’s total assets may be invested in securities that at the time of purchase are debt securities that are rated lower than “A-” but at least “BBB-” (or its equivalent) by at least one of the Rating Organizations by which such securities are rated, so long as the Fund does not invest more than 3% of its total net assets in securities of any single issuer whose securities are rated “BBB-”. Securities that are downgraded below “BBB-” (or its equivalent) after purchase may continue to be held in the Fund.  Although considered to be investment grade, debt securities rated “BBB” may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.  Debt securities rated below “BBB-” (or its equivalent) are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are often less liquid than investment grade debt securities.

Dated:  October 30, 2009

WILLIAM BLAIR FUNDS
222 West Adams Street
Chicago, Illinois  60606